                                                                    EXHIBIT 5(c)

[LOGO OF AIG VALIC]             Portfolio Director(R) Fixed and Variable Annuity
                                Application

                                For use with all plan types except individual non-qualified deferred annuities.

The Variable Annuity Life Insurance Company (Valic)

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1. ANNUITANT/APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Name: ______________________________________________________________________ SSN or Tax ID: ________________________________________
      [_] Mr. [_] Mrs. [_] Ms. [_] Dr. [_] Rev.

Gender: [_] Male [_] Female                  Marital Status: [_] Married [_] Not Married              Date of Birth: _______________

Residence Address*: ________________________________________________________________________________________________________________

City: _________________________________________________   State: ___________________________  ZIP: _________________________________

Home Phone: (______)  _____________________  Work Phone: (______)  _____________________  Other Phone: (______)  ___________________

Mailing Address* (if different from above): ________________________________________________________________________________________

City: _________________________________________________   State: __________________________  ZIP: __________________________________

*All Valic annuity accounts will be updated with these addresses.

------------------------------------------------------------------------------------------------------------------------------------
2. BENEFICIARY DESIGNATION (Refer to Information pages for guidance.)
------------------------------------------------------------------------------------------------------------------------------------

Note: If your Employer's plan requires that you obtain consent from your spouse to name a beneficiary other than your spouse, complete and return a Beneficiary
Designation Form (VL 14945), including the Spousal Consent section, or your beneficiary designation may not be valid with respect to some or all of your death benefits. Contact your Employer for spousal consent requirements applicable to your plan. List each beneficiary by name. If no percentage is indicated, benefits will be paid equally to beneficiaries of record. Percentage must total 100%.

PRIMARY:
                                    Relationship                SSN or Tax ID:           Date of Birth           Percentage
Name(s):                            or Trustee Name:            (Optional)               or Trust Date:          (Whole) %:

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

____________________________________________________________________________________________________________________________________
CONTINGENT:
                                    Relationship                SSN or Tax ID:           Date of Birth           Percentage
Name(s):                            or Trustee Name:            (Optional)               or Trust Date:          (Whole) %:

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

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3. INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------

Has the Annuitant/Applicant previously purchased mutual funds or other securities? [_] No  [_] Yes If yes, number of years:_________

Investment Objective (check one): [_] Safety of Principal     [_] Long-Term Growth       [_] Income

Risk Profile: [_] Aggressive [_] Higher Risk [_] Moderately Aggressive [_] Moderate  [_] Moderately Conservative  [_] Conservative
              [_] Cautious

Financial Situation:

Annual Household Income                  [_] Under $50,000 [_] $50,000 - $100,000 [_] Over $100,000 list amount: $ _________________
Net Worth (excluding value
of primary residence)                    [_] Under $50,000 [_] $50,000 - $100,000 [_] Over $100,000 list amount: $ _________________
Life Insurance (face amount)             [_] Under $50,000 [_] $50,000 - $100,000 [_] Over $100,000 list amount: $ _________________

Tax Bracket:________%           Dependents: Number: _____________               Age(s): _____________

Annuitant/Applicant Occupation: ____________________________________________________________________________________________________

Current Employer (Required): _________________________________________  Group #: ___________       [_] Retired       [_] Unemployed

Employer Address: ________________________________________________________  City: _________________________  State: ________________

Annual Salary: $ _____________  Date of Hire: _________  Expected Annuity Date: ___________________________________________________
                                                                               (In the absence of an election, age 75 will be used.)

Is the Annuitant/Applicant employed by or registered with an NASD member firm? [_] Yes [_] No

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4. DOCUMENT DELIVERY CHOICES (Select One)
------------------------------------------------------------------------------------------------------------------------------------

[_] Electronic delivery  [_] Paper delivery

E-mail Address: ________________________________________________________________

Electronic delivery is a free service though you may pay Internet service provider fees to access the Internet or receive e-mails. Valic will send e-mail notices when transaction confirmations, account statements and certain regulatory documents such as prospectuses, supplements, proxies, annual and semi-annual financial reports and privacy notices are available for viewing and/or printing online.

VL 17972 VER 9/2005  Original - Valic, Copy - Annuitant/Applicant    NEWACCOUNT
                                                                     page 1 of 2

------------------------------------------------------------------------------------------------------------------------------------
5. CONTRIBUTION INFORMATION (Refer to Information pages for guidance.)
------------------------------------------------------------------------------------------------------------------------------------

[_] I choose to enroll in Guided Portfolio Services (Additional form required).

A maximum of 20 investment options is permitted. See the list of investment options on the Information pages. If additional space is needed, attach a separate signed and dated sheet with your name and Social Security number on it.
Enter the percentage of your contribution to be allocated to each investment option. Percents must be whole numbers totaling 100%.

                                                                                                                     Employee
                                                   Employee        Employee                         Employer         ROTH (5)
Investment Option Name:                          Voluntary (1)     Mandatory     Employer         Supplemental        403(b)
Multi-Year Enhanced Fixed Option       Number                    or Matched (2)  Basic (3)       or Matching (4)   or 401(k) Only
__________________________________   __________  $_____________  $_____________  $_____________  $_____________   $_____________
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
                                                Total      100%            100%            100%            100%             100%

                                                                                                                   Employee
TO BE COMPLETED BY VALIC                                           Employee                       Employer          ROTH (5)
                                                  Employee        Mandatory        Employer     Supplemental         403(b)
                                                Voluntary (1)    or Matched (2)    Basic(3)    or Matching (4)    or 401(k) Only
Periodic     Periodic payment amount ($)        _____________  ________________  ____________  _______________  ___________________
             Number of payments                 _____________  ________________  ____________  _______________  ___________________
             Annual contribution amount         _____________  ________________  ____________  _______________  ___________________
             Start date of payments             _____________  ________________  ____________  _______________  ___________________
             Exclude periods from-to            _____________  ________________  ____________  _______________  ___________________

Plan         Plan Type                          _____________  ________________  ____________  _______________  ___________________
Information  Plan #                             _____________  ________________  ____________  _______________  ___________________
             Product                            _____________  ________________  ____________  _______________  ___________________
             Sub Group                          _____________  ________________  ____________  _______________  ___________________

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6. ANNUITANT/APPLICANT AFFIRMATIONS AND STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

This application is subject to acceptance by the Company at its Home Office. A current prospectus for the Company's Separate Account with the privacy notice was provided with this application.

Do you have any existing life insurance policies or annuity contracts? [_] Yes [_] No

Will this annuity replace or change any existing life insurance or annuity contract in this or any other company? [_] Yes [_] No If yes, complete the following:

Contract Owner Name: _________________________________________________ Contract Number(s):__________________________________________

Name of Insurance Company: _________________________________________________________________________________________________________

Annuity Payments or Surrender Values are variable when based on the investment experience of the Separate Account. They are not guaranteed as to dollar amount.

Funds allocated to any Multi-Year Enhanced Fixed Option may be subject to a market value adjustment if funds are withdrawn prior to the end of the applicable term. The adjustment may increase or decrease the account values.

By signing this form, I represent that all statements, answers, and affirmations are complete and true to the best of my knowledge and belief, and that I have read and understand the information provided in the Information pages on the following subjects:

.. Fraud Warnings
.. Withdrawal Restrictions for 403(b) Plans (if applicable)
.. Redemptions from Optional Retirement Programs and other Plans (if applicable)

It is understood and agreed that the investment options under the annuity contract are listed in the contract prospectus and will be subject to any other limitations described in the annuity contract or the plan, if applicable.


________________________________________________                         ______________________________    _________________________
Annuitant/Applicant's Signature                                          Signed at City/State              Date

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7. FINANCIAL ADVISOR OF RECORD
------------------------------------------------------------------------------------------------------------------------------------

Agent #: _____________________________________ Region Code: __________________________ State License #: ____________________________

To the best of my knowledge the applicant has an existing life insurance policy or annuity contract. [_] Yes [_] No
Do you have any reason to believe the annuity applied for will replace or change any existing life insurance or annuity?
[_] Yes [_] No

If replacement is involved, I have attached a copy of each disclosure statement and a list of companies involved and indicated cost basis.


________________________________________________________________      ______________________________________________________________
    Licensed Agent/Registered Representative (Print Name)                   Licensed Agent/Registered Representative's Signature

________________________________________________________________      ________________
                    Principal's Signature                             Date

  AIG Valic is the marketing name for the group of companies comprising Valic
 Financial Advisors, Inc.; Valic Retirement Services Company; and The Variable
  Annuity Life Insurance Company (Valic); each of which is a member company of
                       American International Group, Inc.

                      Original - Valic, Copy - Annuitant/Applicant    NEWACCOUNT
VL 17972 VER 9/2005                                                 page 2 of 2

Information

Arizona Residents Only: Upon written request, we will provide you with factual information regarding the benefits and provisions of the annuity contract for which you are applying. If you are not satisfied with your annuity contract for any reason, you may return it within 20 days after receipt for a refund of premium (applicable to all individual and some group contracts). If you are age 65 or over on the date of application for this annuity policy, you may return the policy to us within 30 days for a full refund.

FRAUD WARNING

In some states we are required to advise you of the following: Any person who knowingly intends to defraud or facilitates a fraud against an insurer by submitting an application or filing a false claim, or makes an incomplete or deceptive statement of a material fact, may be guilty of insurance fraud.

Arkansas, North Dakota, South Carolina, South Dakota, Texas and Washington Residents Only: Any person who, with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement, commits insurance fraud, which may be a crime and may subject the person to civil and criminal penalties.

Colorado Residents Only: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

District of Columbia, Kansas, Kentucky, New Mexico, Ohio and Pennsylvania Residents Only: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto, commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

Florida Residents Only: Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information, is guilty of a felony of the third degree.

Louisiana and Massachusetts Residents Only: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

Maine, Tennessee and Virginia Residents Only: It is a crime to knowingly provide false, incomplete or misleading information to an insurance company for the purpose of defrauding the company. Penalties include imprisonment, fines and denial of insurance benefits.

New Jersey Residents Only: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

Oklahoma Residents Only: Any person who knowingly and with intent to injure, defraud or deceive any insurer, makes any claims for the proceeds of an insurance policy containing any false, incomplete or misleading information is guilty of a felony.

REDEMPTIONS FROM OPTIONAL RETIREMENT PROGRAMS AND OTHER PLANS

Distributions from employer-sponsored retirement programs, including Optional Retirement Programs, will be subject to any limitations imposed by the plan.

Texas Optional Retirement Program

..    Benefits in the Texas Optional Retirement Program vest after one year and one day of participation in one or more optional retirement plans.

..    Benefits under the Texas Optional Retirement Program are available to you only after you attain the age of 70 1/2 years, or terminate participation by death, retirement, or termination of employment in all Texas institutions of higher education.

Valic will require written verification from the program administrator of your qualification for any requested redemption of any annuity benefits purchased under the Texas Optional Retirement Program.

Louisiana Optional Retirement Program

For participants in the Louisiana Optional Retirement Program, withdrawals are limited by the plan.

WITHDRAWAL RESTRICTIONS FOR 403(b) PARTICIPANTS

According to federal tax laws regulating certain 403(b) plans, any interest and earnings credited to your account after 12/31/88 and any elective contributions made after that date may be withdrawn only under any of the following circumstances.

..    Separation from service

..    Death

..    Hardship (contributions only)

..    Age 59 1/2 or older

..    Disability

Your Employer's plan may contain other withdrawal restrictions. Additionally, some employer plans have alternative investment options among which plan participants may transfer contract values.

EXPECTED ANNUITY DATE

Whether an age is chosen, or the default is used, the owner may at a later date change the annuity start date subject to the terms and conditions of the Portfolio Director(R) contract.

BENEFICIARY DESIGNATIONS

Your primary beneficiary(ies) will be paid any survivor benefit existing under the contract at your death. If there are no surviving primary beneficiaries, your contingent beneficiary(ies) will receive these benefits.

A beneficiary can be an individual, institution, entity or trustee.

If you wish to designate as beneficiaries your current children and any children who may be born to you or legally adopted in the future, add the words "all my living children" in the name box following the last child listed.

When there are multiple beneficiaries and one predeceases you, the proceeds will be divided among the remaining beneficiaries. A designation of "Per Stirpes" after the beneficiary name allows the children of the deceased beneficiary to receive the deceased beneficiary's portion.

If the beneficiary is a minor, or additional space is needed, please complete and submit a Beneficiary Designation Form (VL 14945).

For assistance with beneficiary designations, contact your Valic financial advisor or a Client Service Professional at 1-800-448-2542.

SALARY REDUCTION AGREEMENT OR SALARY DEDUCTION AUTHORIZATION FOR 403(b) AND 401(k) PLANS

This section only applies if you have not executed a separate salary reduction/deduction agreement with respect to the salary reduction/deduction contributions specified in Contribution Information. This form shall serve as your instruction for such contributions and agreement to your Employer's rules regarding the contributions. Upon acceptance by the Employer of these instructions, this document shall then constitute your salary reduction/deduction agreement for purchase of a non-transferable annuity contract qualified under Section 403(b) of the Internal Revenue Code (IRC) or a non-transferable annuity contract to provide retirement benefits under IRC
Section 401(k) from The Variable Annuity Life Insurance Company. When effective, this agreement shall apply only to those amounts not currently available as of the date indicated on this form. This agreement shall be legally binding as to both the parties hereto while employment continues; provided, however, that either party may change or terminate this agreement with respect to amounts that have not become currently available and payable by the Employer and in accordance with the Employer's reasonable administrative procedures. Salary reductions/deductions are to be effective with respect to pay dates on or after the date listed under Date Payment Begins (which is subsequent to this agreement). Only amounts not currently available to the employee are eligible for salary reduction/deduction.

CONTRIBUTION INFORMATION

Contribution Sources:

(1)  -  Employee Voluntary;

(2) - Employee Mandatory or Matched (These can include either non-elective employee contributions, or elective deferrals that you must make in order to receive a matching contribution.);

(3)  -  Employer Basic;

(4)  -  Employer Supplemental or Matching;

(5) - Employee ROTH After Tax Contribution. (These include salary deduction contributions to a ROTH 403(b) or 401(k) plan.)

Note: Separate account numbers must be set up for each Contribution Source.

..    Choose either a percent of salary or an amount, and fill in the number of payments, and the date you will begin making payments.

..    When periodic payments are to be made (salary reduction or deduction), indicate the dates which no payments will be made in the "Exclude Periods from-to" space provided.

..    Single-sum contributions are not available to all participants. Contact your Employer for your plan restrictions.

INVESTMENT OPTIONS

01 Fixed Account Plus

02 Short-Term Fixed Account

Multi-Year Enhanced Fixed Option: A minimum of $25,000 is required for each term. All terms may not be available at all times. This option is not available in New York, Pennsylvania, or Texas. In New Jersey, this option is called Multi-Year Enhanced Option.

96 3 Year Term Multi-Year Fixed Option
97 5 Year Term Multi-Year Fixed Option
98 7 Year Term Multi-Year Fixed Option
99 10 Year Term Multi-Year Fixed Option (not available in Oregon)
48 Aggressive Growth Lifestyle Fund
80 AIG SunAmerica 2010 High Watermark Fund
81 AIG SunAmerica 2015 High Watermark Fund
82 AIG SunAmerica 2020 High Watermark Fund
69 Ariel Appreciation Fund (not available for 457 plans)
68 Ariel Fund (not available for 457 plans)
05 Asset Allocation Fund
72 Blue Chip Growth Fund (T. Rowe Price)
75 Broad Cap Value Fund (Barrow Hanley)
39 Capital Appreciation Fund (Credit Suisse)
07 Capital Conservation Fund
50 Conservative Growth Lifestyle Fund
58 Core Bond Fund
15 Core Equity Fund (Wellington/WAMU)
21 Core Value Fund (American Century)
89 Foreign Value Fund (Franklin Templeton)
87 Global Equity Fund (Putnam)
88 Global Strategy Fund (Franklin Templeton)
08 Government Securities Fund
16 Growth & Income Fund (AIG SunAmerica)
73 Health Sciences Fund (T. Rowe Price)
60 High Yield Bond Fund
77 Inflation Protected Fund
11 International Equities Fund
13 International Government Bond Fund
20 International Growth I Fund (American Century/AIM/MFS)
33 International Small Cap Equity Fund
76 Large Cap Core Fund (Evergreen)
79 Large Capital Growth Fund (AIM/AIG SunAmerica)
40 Large Cap Value Fund (State Street Global Advisors/American Century) 70 Lou Holland Growth Fund
37 Mid Cap Growth Fund (AIM Capital Mgt.)
04 Mid Cap Index Fund
83 Mid Cap Strategic Growth Fund (Brazos/Morgan Stanley)
38 Mid Cap Value Fund (Wellington/US Bancorp)
49 Moderate Growth Lifestyle Fund
06 Money Market I Fund
44 Money Market II Fund
46 Nasdaq-100(R) Index Fund
17 Science & Technology Fund (T. Rowe Price/RCM)
86 Small Cap Aggressive Growth (Credit Suisse)
18 Small Cap Fund (American Century/Franklin Portfolio/T. Rowe Price) 35 Small Cap Growth Fund (Franklin)
14 Small Cap Index Fund
84 Small Cap Special Values Fund (Evergreen/Putnam)
85 Small Cap Strategic Growth Fund (Evergreen)
36 Small Cap Value Fund (JP Morgan)
12 Social Awareness Fund
41 Socially Responsible Fund
10 Stock Index Fund
59 Strategic Bond Fund
78 Valic Ultra Fund (American Century)
74 Value Fund (Oppenheimer)
54 Vanguard LifeStrategy Conservative Growth Fund
52 Vanguard LifeStrategy Growth Fund
53 Vanguard LifeStrategy Moderate Growth Fund
22 Vanguard Long-Term Investment-Grade Fund
23 Vanguard Long-Term Treasury Fund
25 Vanguard Wellington Fund
24 Vanguard Windsor II Fund

For more complete information about any of the investment options listed above, including fees, charges and expenses, visit www.aigvalic.com or call 1-800-428-2542 (press 1, then 3) to request a prospectus.

Please send completed forms to:

AIG Valic Document Control
P.O. Box 15648
Amarillo, TX 79105-5648

Call 1-800-448-2542 for assistance.

VL 1792 VER 9/2005

                                                 Portfolio Director(R) Fixed and
Valic - THE VARIABLE ANNUITY LIFE                 Variable Annuity Application
INSURANCE COMPANY

 For use with all plan types except individual non-qualified deferred annuities.
------------------------------------------------------------------------------------------------------------------------------------
1. ANNUITANT/APPLICANT INFORMATION
------------------------------------------------------------------------------------------------------------------------------------
Name: ______________________________________________________________________ SSN or Tax ID: ________________________________________
      [_] Mr. [_] Mrs. [_] Ms. [_] Dr. [_] Rev.

Gender: [_] Male [_] Female                  Marital Status: [_] Married [_] Not Married              Date of Birth: _______________

Residence Address*: ________________________________________________________________________________________________________________

City: _________________________________________________   State: ___________________________  ZIP: _________________________________

Home  Phone: (______)  ____________________  Work Phone: (______)  _____________________  Other Phone: (______)  ___________________

Mailing Address* (if different from above): ________________________________________________________________________________________

City: _________________________________________________   State: __________________________  ZIP: __________________________________
*All Valic annuity accounts will be updated with these addresses.

------------------------------------------------------------------------------------------------------------------------------------
2. BENEFICIARY DESIGNATION (Refer to Information pages for guidance.)
------------------------------------------------------------------------------------------------------------------------------------

Note: If your Employer's plan requires that you obtain consent from your spouse to name a beneficiary other than your spouse, complete and return a Beneficiary
Designation Form (VL 14945), including the Spousal Consent section, or your beneficiary designation may not be valid with respect to some or all of your death benefits. Contact your Employer for spousal consent requirements applicable to your plan. List each beneficiary by name. If no percentage is indicated, benefits will be paid equally to beneficiaries of record. Percentage must total 100%.

PRIMARY:
                                    Relationship                SSN or Tax ID:           Date of Birth           Percentage
Name(s):                            or Trustee Name:            (Optional)               or Trust Date:          (Whole) %:

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

CONTINGENT:
                                    Relationship                SSN or Tax ID:           Date of Birth           Percentage
Name(s):                            or Trustee Name:            (Optional)               or Trust Date:          (Whole) %:

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

__________________________________  __________________________  _______________________  ______________________  ___________________

------------------------------------------------------------------------------------------------------------------------------------
3. INVESTOR PROFILE
------------------------------------------------------------------------------------------------------------------------------------

Has the Annuitant/Applicant previously purchased mutual funds or other securities? [_] No  [_] Yes If yes, number of years:_________

Investment Objective (check one):   [_] Safety of Principal     [_] Long-Term Growth       [_] Income

Risk Profile: [_] Aggressive [_] Higher Risk [_] Moderately Aggressive [_] Moderate  [_] Moderately Conservative  [_] Conservative
              [_] Cautious

Financial Situation:

Annual Household Income                    [_]Under $50,000 [_]$50,000 - $100,000 [_]Over $100,000 list amount: $ __________________
Net Worth (excluding value
 of primary residence)                     [_]Under $50,000 [_]$50,000 - $100,000 [_]Over $100,000 list amount: $ __________________
Life Insurance (face amount)               [_]Under $50,000 [_]$50,000 - $100,000 [_]Over $100,000 list amount: $ __________________

Tax Bracket:________%           Dependents: Number: _____________               Age(s): _____________

Annuitant/Applicant Occupation: ____________________________________________________________________________________________________

Current Employer (Required): _________________________________________  Group #: ___________       [_] Retired       [_] Unemployed

Employer Address: ________________________________________________________  City: _________________________  State: ________________

Annual Salary: $ _____________  Date of Hire: _________  Expected Annuity Date: ___________________________________________________
                                                                               (In the absence of an election, age 75 will be used.)

Is the Annuitant/Applicant employed by or registered with an NASD member firm? [_] Yes [_] No

------------------------------------------------------------------------------------------------------------------------------------
4. DOCUMENT DELIVERY CHOICES (Select One)
------------------------------------------------------------------------------------------------------------------------------------

[_] Electronic delivery  [_] Paper delivery

E-mail Address: ________________________________________________________________



Electronic delivery is a free service though you may pay Internet service provider fees to access the Internet or receive e-mails. Valic will send e-mail notices when transaction confirmations, account statements and certain regulatory documents such as prospectuses, supplements, proxies, annual and semi-annual financial reports and privacy notices are available for viewing and/or printing online.

                    Original - Valic, Copy - Annuitant/Applicant      NEWACCOUNT
VL 1792-NY VER 10/2005                                               page 1 of 2





------------------------------------------------------------------------------------------------------------------------------------
5. CONTRIBUTION INFORMATION (Refer to Information pages for guidance.)
------------------------------------------------------------------------------------------------------------------------------------

[_] I choose to enroll in Guided Portfolio Services (Additional form required).

A maximum of 20 investment options is permitted. See the list of investment options on the Information pages. If additional space is needed, attach a separate signed and dated sheet with your name and Social Security number on it.
Enter the percentage of your contribution to be allocated to each investment option. Percents must be whole numbers totaling 100%.

                                                                                                                     Employee
                                                   Employee        Employee                         Employer         ROTH (5)
Investment Option Name:                          Voluntary (1)     Mandatory     Employer         Supplemental        403(b)
Multi-Year Enhanced Fixed Option       Number                    or Matched (2)  Basic (3)       or Matching (4)   or 401(k) Only
__________________________________   __________  $_____________  $_____________  $_____________  $_____________   $_____________
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
__________________________________   __________  _____________%  _____________%  _____________%  _____________%   _____________%
                                                Total      100%            100%            100%            100%             100%

                                                                                                                   Employee
TO BE COMPLETED BY VALIC                                           Employee                       Employer          ROTH (5)
                                                  Employee        Mandatory        Employer     Supplemental         403(b)
                                                Voluntary (1)    or Matched (2)    Basic(3)    or Matching (4)    or 401(k) Only
Periodic     Periodic payment amount ($)        _____________  ________________  ____________  _______________  ___________________
             Number of payments                 _____________  ________________  ____________  _______________  ___________________
             Annual contribution amount         _____________  ________________  ____________  _______________  ___________________
             Start date of payments             _____________  ________________  ____________  _______________  ___________________
             Exclude periods from-to            _____________  ________________  ____________  _______________  ___________________
             ----------------------------------------------------------------------------------------------------------------------
Plan         Plan Type                          _____________  ________________  ____________  _______________  ___________________
Information  Plan #                             _____________  ________________  ____________  _______________  ___________________
             Product                            _____________  ________________  ____________  _______________  ___________________
             Sub Group                          _____________  ________________  ____________  _______________  ___________________

------------------------------------------------------------------------------------------------------------------------------------
6. ANNUITANT/APPLICANT AFFIRMATIONS AND STATEMENTS
------------------------------------------------------------------------------------------------------------------------------------

This application is subject to acceptance by the Company at its Home Office. A current prospectus for the Company's Separate Account with the privacy notice was provided with this application.

Do you have any existing life insurance policies or annuity contracts? [_] Yes [_] No

Will this annuity replace or change any existing life insurance or annuity contract in this or any other company? [_] Yes [_] No If yes, complete the following:

Contract Owner Name: _________________________________________________ Contract Number(s):__________________________________________

Name of Insurance Company: _________________________________________________________________________________________________________

Annuity Payments or Surrender Values are variable when based on the investment experience of the Separate Account. They are not guaranteed as to dollar amount.

Funds allocated to any Multi-Year Enhanced Fixed Option may be subject to a market value adjustment if funds are withdrawn prior to the end of the applicable term. The adjustment may increase or decrease the account values.

By signing this form, I represent that all statements, answers, and affirmations are complete and true to the best of my knowledge and belief, and that I have read and understand the information provided in the Information pages regarding withdrawal restrictions for 403(b) plans (if applicable).

It is understood and agreed that the investment options under the annuity contract are listed in the contract prospectus and will be subject to any other limitations described in the annuity contract or the plan, if applicable.


 ________________________________________________                         ______________________________    ________________________
 Annuitant/Applicant's Signature                                          Signed at City/State              Date

------------------------------------------------------------------------------------------------------------------------------------
7. FINANCIAL ADVISOR OF RECORD
------------------------------------------------------------------------------------------------------------------------------------

Agent #: _____________________________________ Region Code: __________________________ State License #: ____________________________

To the best of my knowledge the applicant has an existing life insurance policy or annuity contract. [_] Yes [_] No

Do you have any reason to believe the annuity applied for will replace or change any existing life insurance or annuity?
[_] Yes [_] No

If replacement is involved, I have attached a copy of each disclosure statement and a list of companies involved and indicated cost basis.


________________________________________________________________      ______________________________________________________________
    Licensed Agent/Registered Representative (Print Name)                   Licensed Agent/Registered Representative's Signature

________________________________________________________________      ________________
                    Principal's Signature                             Date

  AIG Valic is the marketing name for the group of companies comprising Valic
 Financial Advisors, Inc.; Valic Retirement Services Company; and The Variable
  Annuity Life Insurance Company (Valic); each of which is a member company of
                       American International Group, Inc.

                      Original - Valic, Copy - Annuitant/Applicant    NEWACCOUNT
VL 17972-NY VER 10/2005                                              page 2 of 2
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


Information

WITHDRAWAL RESTRICTIONS FOR 403(b) PARTICIPANTS

According to federal tax laws regulating certain 403(b) plans, any interest and earnings credited to your account after 12/31/88 and any elective contributions made after that date may be withdrawn only under any of the following circumstances.

..    Separation from service

..    Death

..    Hardship (contributions only)

..    Age 59 1/2 or older

..    Disability

Your Employer's plan may contain other withdrawal restrictions. Additionally, some employer plans have alternative investment options among which plan participants may transfer contract values.

EXPECTED ANNUITY DATE

Whether an age is chosen, or the default is used, the owner may at a later date change the annuity start date subject to the terms and conditions of the Portfolio Director(R) contract.

BENEFICIARY DESIGNATIONS

Your primary beneficiary(ies) will be paid any survivor benefit existing under the contract at your death. If there are no surviving primary beneficiaries, your contingent beneficiary(ies) will receive these benefits.

A beneficiary can be an individual, institution, entity or trustee.

If you wish to designate as beneficiaries your current children and any children who may be born to you or legally adopted in the future, add the words "all my living children" in the name box following the last child listed.

When there are multiple beneficiaries and one predeceases you, the proceeds will be divided among the remaining beneficiaries. A designation of "Per Stirpes" after the beneficiary name allows the children of the deceased beneficiary to receive the deceased beneficiary's portion.

If the beneficiary is a minor, or additional space is needed, please complete and submit a Beneficiary Designation Form (VL 14945).

For assistance with beneficiary designations, contact your financial advisor or a Client Service Professional at 1-800-448-2542.

SALARY REDUCTION AGREEMENT OR SALARY DEDUCTION AUTHORIZATION FOR 403(b) AND
401(k) PLANS

This section only applies if you have not executed a separate salary reduction/deduction agreement with respect to the salary reduction/deduction contributions specified in Contribution Information. This form shall serve as your instruction for such contributions and agreement to your Employer's rules regarding the contributions. Upon acceptance by the Employer of these instructions, this document shall then constitute your salary reduction/deduction agreement for purchase of a non-transferable annuity contract qualified under Section 403(b) of the Internal Revenue Code (IRC) or a non-transferable annuity contract to provide retirement benefits under IRC
Section 401(k) from The Variable Annuity Life Insurance Company. When effective, this agreement shall apply only to those amounts not currently available as of the date indicated on this form. This agreement shall be legally binding as to both the parties hereto while employment continues; provided, however, that either party may change or terminate this agreement with respect to amounts that have not become currently available and payable by the Employer and in accordance with the Employer's reasonable administrative procedures. Salary reductions/deductions are to be effective with respect to pay dates on or after the date listed under Date Payment Begins (which is subsequent to this agreement). Only amounts not currently available to the employee are eligible for salary reduction/deduction.


CONTRIBUTION INFORMATION

Contribution Sources:

(1)  -  Employee Voluntary;

(2) - Employee Mandatory or Matched (These can include either non-elective employee contributions, or elective deferrals that you must make in order to receive a matching contribution.);

(3)  -  Employer Basic;

(4)  -  Employer Supplemental or Matching;

(5) - Employee ROTH After Tax Contribution. (These include salary deduction contributions to a ROTH 403(b) or 401(k) plan.)

Note: Separate account numbers must be set up for each Contribution Source.

..    Choose either a percent of salary or an amount, and fill in the number of payments, and the date you will begin making payments.

..    When periodic payments are to be made (salary reduction or deduction), indicate the dates which no payments will be made in the "Exclude Periods from-to" space provided.

..    Single-sum contributions are not available to all participants. Contact your Employer for your plan restrictions.

INVESTMENT OPTIONS

01 Fixed Account Plus

02 Short-Term Fixed Account

Multi-Year Enhanced Fixed Option: A minimum of $25,000 is required for each term. All terms may not be available at all times. This option is not available in New York, Pennsylvania, or Texas. In New Jersey, this option is called Multi-Year Enhanced Option.

96 3 Year Term Multi-Year Fixed Option
97 5 Year Term Multi-Year Fixed Option
98 7 Year Term Multi-Year Fixed Option
99 10 Year Term Multi-Year Fixed Option (not available in Oregon)
48 Aggressive Growth Lifestyle Fund
80 AIG SunAmerica 2010 High Watermark Fund
81 AIG SunAmerica 2015 High Watermark Fund
82 AIG SunAmerica 2020 High Watermark Fund
69 Ariel Appreciation Fund (not available for 457 plans)
68 Ariel Fund (not available for 457 plans)
05 Asset Allocation Fund
72 Blue Chip Growth Fund (T. Rowe Price)
75 Broad Cap Value Fund (Barrow Hanley)
39 Capital Appreciation Fund (Credit Suisse)
07 Capital Conservation Fund
50 Conservative Growth Lifestyle Fund
58 Core Bond Fund
15 Core Equity Fund (Wellington/WAMU)
21 Core Value Fund (American Century)
89 Foreign Value Fund (Franklin Templeton)
87 Global Equity Fund (Putnam)
88 Global Strategy Fund (Franklin Templeton)
08 Government Securities Fund
16 Growth & Income Fund (AIG SunAmerica)
73 Health Sciences Fund (T. Rowe Price)
60 High Yield Bond Fund
77 Inflation Protected Fund
11 International Equities Fund
13 International Government Bond Fund
20 International Growth I Fund (American Century/AIM/MFS)
33 International Small Cap Equity Fund
76 Large Cap Core Fund (Evergreen)
79 Large Capital Growth Fund (AIM/AIG SunAmerica)
40 Large Cap Value Fund (State Street Global Advisors/American Century) 70 Lou Holland Growth Fund
37 Mid Cap Growth Fund (AIM Capital Mgt.)
04 Mid Cap Index Fund
83 Mid Cap Strategic Growth Fund (Brazos/Morgan Stanley)
38 Mid Cap Value Fund (Wellington/US Bancorp)
49 Moderate Growth Lifestyle Fund
06 Money Market I Fund
44 Money Market II Fund
46 Nasdaq-100(R) Index Fund
17 Science & Technology Fund (T. Rowe Price/RCM)
86 Small Cap Aggressive Growth (Credit Suisse)
18 Small Cap Fund (American Century/Franklin Portfolio/T. Rowe Price) 35 Small Cap Growth Fund (Franklin)
14 Small Cap Index Fund
84 Small Cap Special Values Fund (Evergreen/Putnam)
85 Small Cap Strategic Growth Fund (Evergreen)
36 Small Cap Value Fund (JP Morgan)
12 Social Awareness Fund
41 Socially Responsible Fund
10 Stock Index Fund
59 Strategic Bond Fund
78 Valic Ultra Fund (American Century)
74 Value Fund (Oppenheimer)
54 Vanguard LifeStrategy Conservative Growth Fund
52 Vanguard LifeStrategy Growth Fund
53 Vanguard LifeStrategy Moderate Growth Fund
22 Vanguard Long-Term Investment-Grade Fund
23 Vanguard Long-Term Treasury Fund
25 Vanguard Wellington Fund
24 Vanguard Windsor II Fund

For more complete information about any of the investment options listed above, including fees, charges and expenses, visit www.aigvalic.com or call 1-800-428-2542 (press 1, then 3) to request a prospectus.

Please send completed forms to:

Valic Document Control
P.O. Box 15648
Amarillo, TX 79105-5648

Call 1-800-448-2542 for assistance.


VL 17972-NY VER 10/2005